EQUITIES     FIXED INCOME     REAL ESTATE     LIQUIDITY     ALTERNATIVES     BLACKROCK SOLUTIONS

     BlackRock Fundssm
               BlackRock Index Equity Portfolio

               Investor and Institutional Shares

          SUMMARY PROSPECTUS ï April 30, 2010

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	Ticker Symbol
Investor A Shares	CIEAX
Investor B Shares	CIEBX
Investor C Shares	CIECX
Institutional Shares	PNIEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 30, 2010, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED ï MAY LOSE VALUE ï NO BANK GUARANTEE

Summary Prospectus

Key Facts About Index Equity Portfolio

Investment Objective

The investment objective of BlackRock Index Equity Portfolio (“Index Equity Portfolio” or the “Fund”), one portfolio of BlackRock FundsSM (the “Trust”), is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500®”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Index Equity Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 14 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-56 of the Fund’s statement of additional information.

Shareholder Fees		Investor A		Investor B		Investor C		Institutional
(fees paid directly from your investment)		Shares		Shares		Shares		Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)		3.00%		None		None		None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)		None		4.50%[1]		1.00%[2]		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage		Investor A		Investor B		Investor C		Institutional
of the value of your investment)[3]		Shares		Shares		Shares		Shares
Management Fee[3,4]		0.01%		0.01%		0.01%		0.01%

Distribution and/or Service (12b-1) Fees		0.15%		0.90%		0.90%		None

Other Expenses[3]		0.305%		0.525%		0.395%		0.245%

Administration Fees[5]	0.100%		0.100%		0.100%		0.100%

Miscellaneous Other Expenses	0.205%		0.425%		0.295%		0.145%

Total Annual Fund Operating Expenses		0.465%		1.435%		1.305%		0.255%

Fee Waivers and/or Expense Reimbursements[4,5]		(0.005)%		(0.195)%		(0.065)%		(0.075)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]		0.46%		1.24%		1.24%		0.18%

[1]	The contingent deferred sales charge (“CDSC”) is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” in the Fund’s prospectus for a complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the Master S&P 500 Index Series (the “Series”). The management fees are paid by the Series.

[4]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 29-33, BlackRock has entered into a contractual arrangement that provides BlackRock will waive and/or reimburse fees and/or expenses in order to ensure that the management fee for the Series, when combined with the administration fee of a fund that invests in the Series (other than the Fund) will not exceed specified amounts until May 1, 2011. As a result, the Manager receives an advisory fee of 0.005% of the Series’ average daily net assets. Absent this contractual arrangement, the Manager would receive a management fee of 0.01% of the Series’ average daily net assets.

[5]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 29-33, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.785% (for Investor A Shares), 1.24% (for Investor B and C Shares) and 0.18% (for Institutional Shares) of average daily net assets until May 1, 2011. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$346	$444	$552	$867

Investor B Shares	$576	$785	$966	$1,437

Investor C Shares	$226	$407	$709	$1,568

Institutional Shares	$18	$74	$136	$317

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$126	$435	$766	$1,437

Investor C Shares	$126	$407	$709	$1,568

Portfolio Turnover:
Index Equity Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500®. The Fund will be substantially invested in securities in the S&P 500®, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the S&P 500® (or portions thereof). The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The Fund will invest in the common stocks represented in the S&P 500® in roughly the same proportions as their weightings in the S&P 500®. The Fund may also invest in derivative instruments linked to the S&P 500®. At times, the Fund may not invest in all of the common stocks in the S&P 500®, or in the same weightings as in the S&P 500®. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other investment characteristics of the stocks and derivative instruments chosen are similar to the S&P 500® as a whole.

The Fund is a “feeder fund” that invests all of its assets in the Master S&P 500 Index Series (the “Series”) of Quantitative Master Series LLC (the “Master LLC”) which has the same investment objective and strategies as the Fund. All investments are made at the Series level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Series. For simplicity, this prospectus uses the term “Index Equity Portfolio” or “Fund” to include, where applicable, the Series.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Index Equity Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P 500®. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Index Equity Portfolio
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.93% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.02% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 5.31%.

As of 12/31/09
Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Index Equity Portfolio — Investor A
Return Before Taxes	22.29%	(0.51)%	(1.78)%
Return After Taxes on Distributions	21.50%	(1.12)%	(2.23)%
Return After Taxes on Distributions and Sale of Fund Shares	14.42%	(0.77)%	(1.75)%

BlackRock Index Equity Portfolio — Investor B
Return Before Taxes	20.59%	(1.07)%	(2.08)%

BlackRock Index Equity Portfolio — Investor C
Return Before Taxes	24.03%	(0.70)%	(2.24)%

BlackRock Index Equity Portfolio — Institutional
Return Before Taxes	26.38%	0.36%	(1.07)%

S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	(0.95)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (“BIM”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

	Portfolio Manager
Name	of the Series Since	Title
Debra Jelilian	2007	Managing Director of BlackRock, Inc.

Edward Corallo	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Each share class of the Fund is closed to new investors, with certain exceptions. Existing Institutional and Investor A shareholders may make additional purchases. Investor B and Investor C shares also are closed to subsequent purchases by existing shareholders and exchanges into the Fund. You may purchase shares (if available) and redeem shares of the Fund each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum	N/A	N/A	No subsequent minimum

Tax Information

The Fund’s dividends and distributions are subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.

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BLACKROCK FUNDSsm: INVESTMENT COMPANY ACT FILE NO. 811-05742 SPRO-IE-0410